UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2016

Boot Barn Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36711	90-0776290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15345 Barranca Parkway, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

(949) 453-4400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As described in Item 5.07 of this Current Report on Form 8-K, on August 24, 2016, at its annual meeting of stockholders, the stockholders of Boot Barn Holdings, Inc. (the “Company”) approved the amendment and restatement of the Boot Barn Holdings, Inc. 2014 Equity Incentive Plan (the “Plan”).
The Plan was amended to increase the number of shares of common stock reserved for issuance under the Plan from 1,600,000 shares to 3,600,000 shares. In addition, the Company obtained stockholder approval of the amendment and restatement of the Plan and the material terms of the performance goals therein in order to preserve its ability to claim tax deductions for compensation paid, to the greatest extent practicable, and permit designated stock options to qualify as incentive stock options under the Internal Revenue Code of 1986, as amended.
For a description of the terms and conditions of the Plan, as amended and restated and approved by stockholders on August 24, 2016, see “Proposal 3: Approval of the Amendment and Restatement of the Boot Barn Holdings, Inc. 2014 Equity Incentive Plan” in the proxy statement for the annual meeting, which description is incorporated herein by reference.
The foregoing description of the amendment and restatement of the Plan and the description of the Plan contained in the proxy statement are each qualified in their entirety by reference to the full text of the Plan, as amended and restated, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07   Submission of Matters to a Vote of Security Holders

The annual meeting of the Company’s stockholders was held on August 24, 2016. At the annual meeting, the Company’s stockholders voted on three proposals and cast their votes as follows:

Proposal 1: Election of Directors

The stockholders elected all of management’s nominees for election as directors. The results of the vote taken were as follows:

Directors	For	Withheld	Broker Non-Vote
Greg Bettinelli	22,288,477	153,451	2,587,401
Brad J. Brutocao	21,113,650	1,328,278	2,587,401
James G. Conroy	21,418,305	1,023,623	2,587,401
Christian B. Johnson	21,113,800	1,328,128	2,587,401
Brenda I. Morris	22,239,016	202,912	2,587,401
J. Frederick Simmons	21,134,931	1,306,997	2,587,401
Peter Starrett	22,288,744	153,184	2,587,401

Proposal 2: Ratification of Appointment of Independent Auditor

The stockholders ratified the selection, by the Audit Committee of the Board of Directors, of Deloitte & Touche LLP, an independent registered public accounting firm, as auditors of the Company for the fiscal year ending April 1, 2017. The results of the vote taken were as follows:

For	Against	Abstain	Broker Non-Vote
24,855,035	169,972	4,322	Not applicable

Proposal 3: Approval of the Amendment and Restatement of the Boot Barn Holdings, Inc. 2014 Equity Incentive Plan

The stockholders approved the Amendment and Restatement of the Plan. The results of the vote taken were as follows:

For	Against	Abstain	Broker Non-Vote
20,382,215	2,056,258	3,455	2,587,401

Item 9.01   Financial Statements and Exhibits

Exhibit No.	Description of Exhibits

Exhibit 10.1	Amended and Restated Boot Barn Holdings, Inc. 2014 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOT BARN HOLDINGS, INC.

Date: August 25, 2016	By:	/s/ Gregory V. Hackman
Name: Gregory V. Hackman
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibits

Exhibit 10.1	Amended and Restated Boot Barn Holdings, Inc. 2014 Equity Incentive Plan